Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 20, 2006



                           GOTTAPLAY INTERACTIVE, INC.
                          (Exact name of registrant as
                            specified in its charter)

Nevada                       33-20783-D                   84-1064958
(State or other             (Commission                 (IRS Employer
jurisdiction of             File Number)                Identification
incorporation)                                            Number)


                      3226 Rosedale Street, N.W. Suite 220
                              Gig Harbor, WA 98335
              (Address of principal executive offices and zip code)


                                 (253) 858-4145
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03       Amendment to Articles of Incorporation or Bylaws; Change in
                Fiscal Year

     On August 20, 2006, Gottaplay Interactive, Inc. ( the "Registrant") determined to adopt a new fiscal year end from January 31 to September 30. The transition period will be file on Form 10-KSB for the period ending September 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOTTAPLAY INTERACTIVE, INC.

Dated: September 19, 2006           By: /s/ JOHN P. GORST
                                        -----------------
                                    John P. Gorst, Chief Executive Officer